EXHIBIT 77Q3 TO FORM N-SAR

Registrant Name: Vanguard International Equity Funds
File Number: 811-5972
Registrant CIK Number: 0000857489


Items 72, 73 and 74

     Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72 through 74 completely, the Registrant has set forth in their entirety the complete responses to the indicated Items or Sub-Items below, in accordance with verbal instructions provided to the Registrant by the staff of the Commission on September 20, 2002, and September 23, 2002.


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Series 1

SEC Identifier S000005787(Vanguard European Stock Index Fund)
Class 1 SEC Identifier C000015903
Class 2 SEC Identifier C000015904
Class 3 SEC Identifier C000015905
Class 4 SEC Identifier C000096107
Class 5 SEC Identifier C000015906
Class 6 SEC Identifier C000038995


Item 72DD

1. Total Income dividends for which record date passed during the period                                            $16,013
2. Dividends for a second class of open-end company shares                                                          $70,742
3. Dividends for a third class of open-end company shares                                                           $18,498
4. Dividends for a fourth class of open-end company shares                                                          $470
5. Dividends for a fifth class of open-end company shares							    $290,720
6. Dividends for a sixth class of open-end company shares							    $8,303

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.576
        2. Dividends from a second class of open-end company shares                                                 $1.392
        3. Dividends from a third class of open-end company shares                                                  $0.598
	4. Dividends from a fourth class of open-end company shares                                                 $0.539
	5. Dividends from a fifth class of open-end company shares                                                  $1.115
        6. Dividends from a sixth class of open-end company shares                                                  $0.539

Item 74

U)      1. Number of shares outstanding                                                                              28,240
        2. Number of shares outstanding for a second class of shares of open-end company shares                      52,042
        3. Number of shares outstanding for a third class of shares of open-end company shares                       33,507
	4. Number of shares outstanding for a fourth class of shares of open-end company shares                      0
	5. Number of shares outstanding for a fifth class of shares of open-end company shares                       271,571
        6. Number of shares outstanding for a sixth class of shares of open-end company shares                       15,840

V)      1. Net asset value per share (to the nearest cent)                                                           32.46
        2. Net asset value per share of a second class of open-end company shares (to the nearest cent)              75.59
        3. Net asset value per share of a third class of open-end company shares (to the nearest cent)               32.24
	4. Net asset value per share of a fourth class of open-end company shares (to the nearest cent)              131.10
	5. Net asset value per share of a fifth class of open-end company shares (to the nearest cent)               60.43
        6. Net asset value per share of a sixth class of open-end company shares (to the nearest cent)               29.25


Series 2

SEC Identifier S000005788(Vanguard Pacific Stock Index Fund)
Class 1 SEC Identifier C000015907
Class 2 SEC Identifier C000015908
Class 3 SEC Identifier C000015909
Class 4 SEC Identifier C000015910
Class 5 SEC Identifier C000038996


Item 72DD

1. Total Income dividends for which record date passed during the period                                            $5,350
2. Dividends for a second class of open-end company shares                                                          $27,032
3. Dividends for a third class of open-end company shares                                                           $4,925
4. Dividends for a fourth class of open-end company shares                                                          $39,166
5. Dividends for a fifth class of open-end company shares                                                           $2,463

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.164
        2. Dividends from a second class of open-end company shares                                                 $1.114
        3. Dividends from a third class of open-end company shares                                                  $0.172
	4. Dividends from a fourth class of open-end company shares                                                 $0.902
	5. Dividends from a fifth class of open-end company shares                                                  $0.387

Item 74

U)      1. Number of shares outstanding                                                                              32,514
        2. Number of shares outstanding for a second class of shares of open-end company shares                      24,639
        3. Number of shares outstanding for a third class of shares of open-end company shares                       29,136
	4. Number of shares outstanding for a fourth class of shares of open-end company shares                      43,783
	5. Number of shares outstanding for a fifth class of shares of open-end company shares                       6,533

V)      1. Net asset value per share (to the nearest cent)                                                           11.26
        2. Net asset value per share of a second class of open-end company shares (to the nearest cent)              73.09
        3. Net asset value per share of a third class of open-end company shares (to the nearest cent)               11.18
	4. Net asset value per share of a fourth class of open-end company shares (to the nearest cent)              59.10
	5. Net asset value per share of a fifth class of open-end company shares (to the nearest cent)               25.38


Series 3

SEC Identifier S000005786(Vanguard Emerging Markets Stock Index Fund) Class 1 SEC Identifier C000015900
Class 2 SEC Identifier C000035633
Class 3 SEC Identifier C000015901
Class 4 SEC Identifier C000096106
Class 5 SEC Identifier C000015902
Class 6 SEC Identifier C000038994

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $14,326
2. Dividends for a second class of open-end company shares                                                          $53,539
3. Dividends for a third class of open-end company shares                                                           $27,297
4. Dividends for a fourth class of open-end company shares                                                          $18,709
5. Dividends for a fifth class of open-end company shares                                                           $356,001
6. Dividends for a sixth class of open-end company shares							    $10,344

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $0.181
        2. Dividends from a second class of open-end company shares                                                 $0.269
        3. Dividends from a third class of open-end company shares                                                  $0.208
	4. Dividends from a fourth class of open-end company shares                                                 $0.699
	5. Dividends from a fifth class of open-end company shares                                                  $0.321
	6. Dividends from a sixth class of open-end company shares						    $0.258

Item 74

U)      1. Number of shares outstanding                                                                             80,171
        2. Number of shares outstanding for a second class of shares of open-end company shares                     201,829
        3. Number of shares outstanding for a third class of shares of open-end company shares                      139,623
	4. Number of shares outstanding for a fourth class of shares of open-end company shares                     25,703
	5. Number of shares outstanding for a fifth class of shares of open-end company shares                      1,060,486
	6. Number of shares outstanding for a sixth class of shares of open-end company shares			    39,032

V)      1. Net asset value per share (to the nearest cent)                                                          25.83
        2. Net asset value per share of a second class of open-end company shares (to the nearest cent)             33.93
        3. Net asset value per share of a third class of open-end company shares (to the nearest cent)              25.80
	4. Net asset value per share of a fourth class of open-end company shares (to the nearest cent)             85.84
	5. Net asset value per share of a fifth class of open-end company shares (to the nearest cent)              40.80
	6. Net asset value per share of a sixth class of open-end company shares (to the nearest cent)		    32.62


Series 4

SEC Identifier S000015871 (Vanguard FTSE All-World ex-US Index Fund) Class 1 SEC Identifier C000043571
Class 2 SEC Identifier C000105302
Class 3 SEC Identifier C000096109
Class 4 SEC Identifier C000043572
Class 5 SEC Identifier C000043573

Item 72DD

1. Total Income dividends for which record date passed during the period                                        $9,344
2. Dividends for a second class of open-end company shares                                                      $31,791
3. Dividends for a third class of open-end company shares                                                       $29,346
4. Dividends for a fourth class of open-end company shares                                                      $180,594
5. Dividends for a fifth class of open-end company shares							$72,536

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                 $.293
        2. Dividends from a second class of open-end company shares                                             $.485
        3. Dividends from a third class of open-end company shares                                              $1.652
	4. Dividends from a fourth class of open-end company shares                                             $.781
	5. Dividends from a fifth class of open-end company shares						$1.549

Item 74

U)      1. Number of shares outstanding                                                                        31,531
        2. Number of shares outstanding for a second class of shares of open-end company shares                68,956
        3. Number of shares outstanding for a third class of shares of open-end company shares                 19,473
        4. Number of shares outstanding for a fourth class of shares of open-end company shares                240,345
	5. Number of shares outstanding for a fifth class of shares of open-end company shares		       47,490

V)      1. Net asset value per share (to the nearest cent)                                                      20.11
        2. Net asset value per share of a second class of open-end company shares (to the nearest cent)         31.69
        3. Net asset value per share of a third class of open-end company shares (to the nearest cent)         106.38
        4. Net asset value per share of a fourth class of open-end company shares (to the nearest cent)         50.98
	5. Net asset value per share of a fifth class of open-end company shares (to the nearest cent)	       100.46


Series 5

SEC Identifier S000022482 (Vanguard Total World Stock Index Fund)
Class 1 SEC Identifier C000065037
Class 2 SEC Identifier C000065039
Class 3 SEC Identifier C000065038

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $7,882
2. Dividends for a second class of open-end company shares                                                          $10,689
3. Dividends for a third class of open-end company shares                                                           $37,572

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.276
        2. Dividends from a second class of open-end company shares                                                 $1.457
        3. Dividends from a third class of open-end company shares                                                  $0.708

Item 74

U)      1. Number of shares outstanding                                                                             30,951
        2. Number of shares outstanding for a second class of shares of open-end company shares                     7,955
        3. Number of shares outstanding for a third class of shares of open-end company shares                      54,869

V)      1. Net asset value per share (to the nearest cent)                                                          24.49
        2. Net asset value per share of a second class of open-end company shares (to the nearest cent)             122.74
        3. Net asset value per share of a third class of open-end company shares (to the nearest cent)              60.10


Series 6

SEC Identifier S000025074 (Vanguard FTSE All-World ex-US Small-Cap Index Fund) Class 1 SEC Identifier C000074579
Class 2 SEC Identifier C000074580
Class 3 SEC Identifier C000074581

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $4,927
2. Dividends for a second class of open-end company shares                                                          $348
3. Dividends for a third class of open-end company shares                                                           $26,385

Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.586
        2. Dividends from a second class of open-end company shares                                                 $3.039
        3. Dividends from a third class of open-end company shares                                                  $1.584

B)      1. Distributions of capital gains                                                                           $0
        2. Distributions of capital gains from a second class of open-end company shares                            $0
        3. Distributions of capital gains from a third class of open-end company shares                             $0


Item 74

U)      1. Number of shares outstanding                                                                             9,069
        2. Number of shares outstanding for a second class of shares of open-end company shares                     288
        3. Number of shares outstanding for a third class of shares of open-end company shares                      18,081

V)      1. Net asset value per share (to the nearest cent)                                                          40.92
        2. Net asset value per share of a second class of open-end company shares (to the nearest cent)             205.10
        3. Net asset value per share of a third class of open-end company shares (to the nearest cent)              107.33


Series 7

SEC Identifier S000030007 (Vanguard Global ex-U.S. Real Estate Index Fund) Class 1 SEC Identifier C000092023
Class 2 SEC Identifier C000092024
Class 3 SEC Identifier C000092026
Class 4 SEC Identifier C000092025

Item 72DD

1. Total Income dividends for which record date passed during the period                                            $3,084
2. Dividends for a second class of open-end company shares                                                          $4,278
3. Dividends for a third class of open-end company shares                                                           $2,708
4. Dividends for a fourth class of open-end company shares                                                          $36,653


Item 73

Distributions per share for which record date passed during the period:

A)      1. Dividends from net investment income                                                                     $.621
        2. Dividends from a second class of open-end company shares                                                 $.952
	3. Dividends from a third class of open-end company shares                                                  $3.188
	4. Dividends from a fourth class of open-end company shares                                                 $1.576


Item 74

U)      1. Number of shares outstanding                                                                             3,839
        2. Number of shares outstanding for a second class of shares of open-end company shares                     5,881
        3. Number of shares outstanding for a third class of shares of open-end company shares                      978
	4. Number of shares outstanding for a fourth class of shares of open-end company shares                     24,458

V)      1. Net asset value per share (to the nearest cent)                                                          22.09
        2. Net asset value per share of a second class of open-end company shares (to the nearest cent)             33.46
        3. Net asset value per share of a third class of open-end company shares (to the nearest cent)              111.50
	4. Net asset value per share of a fourth class of open-end company shares (to the nearest cent)             55.23


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